VAN KAMPEN
HIGH YIELD FUND

ANNUAL REPORT

MARCH 31, 2002

[PHOTO]

PRIVACY NOTICE INFORMATION ON THE BACK.

VAN KAMPEN
INVESTMENTS

GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
         PERFORMANCE OF A $10,000 INVESTMENT     4
                           RETURN HIGHLIGHTS     5

                       PORTFOLIO AT A GLANCE
                              CREDIT QUALITY     7
               TWELVE-MONTH DIVIDEND HISTORY     7
                            TOP FIVE SECTORS     7
            Q&A WITH YOUR PORTFOLIO MANAGERS     8
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    23
               NOTES TO FINANCIAL STATEMENTS    29
              REPORT OF INDEPENDENT AUDITORS    37

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    38
   BOARD OF TRUSTEES AND IMPORTANT ADDRESSES    39
             TRUSTEE AND OFFICER INFORMATION    40

PROMISING ECONOMIC SIGNS HAVE APPEARED ON THE HORIZON.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

    NOT FDIC INSURED.            MAY LOSE VALUE.         NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS
APRIL 19, 2002

Dear Shareholder,

In recent months, promising economic signs have appeared on the horizon. While it may be too soon to declare an end to the recession, it's never too soon to discuss diversification and long-term investment strategies.

Over the years, we've used our generations of experience to help investors like you pursue their financial goals. Whether you're planning for your future, or for your family's, we encourage you to consider including a variety of stock and fixed-income funds in your portfolio. We believe an appropriately diversified portfolio, one which includes a balanced mix of investments, may help smooth out the effects of the market's fluctuations--and, as such, may help improve your portfolio's long-term performance.

While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals. Be sure to discuss your situation with your advisor before investing.

OVERVIEW

Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

THE ECONOMIC DATA RELEASED IN MARCH WAS UNAMBIGUOUS--THE U.S. ECONOMY SEEMED BETTER POSITIONED TO RESUME TREND GROWTH THAN MOST FORECASTERS HAD PREDICTED. SURPRISINGLY STRONG DATA, RANGING FROM PAYROLL GROWTH TO INVENTORY RESTOCKING, GENERATED A CHORUS OF UPWARD REVISIONS TO PROJECTIONS OF FIRST-QUARTER GROWTH IN THE GROSS DOMESTIC PRODUCT.

ON THE HEELS OF THIS INCREASINGLY OPTIMISTIC NEWS, THE CAPITAL MARKETS REACTED POSITIVELY--STOCK AND COMMODITY PRICES ROSE WHILE BOND PRICES FELL.

THE FEDERAL RESERVE BOARD'S OPEN MARKET COMMITTEE (FOMC) ACKNOWLEDGED IN ITS MARCH 19 MONETARY POLICY DIRECTIVE, "INFORMATION THAT HAS BECOME AVAILABLE SINCE THE LAST MEETING OF THE COMMITTEE INDICATES THAT THE ECONOMY, BOLSTERED BY A MARKED SWING IN INVENTORY INVESTMENT, IS EXPANDING AT A SIGNIFICANT PACE."

FOLLOWING THIS STATEMENT, IT CAME AS NO SURPRISE TO MOST INVESTORS WHEN THE FOMC ANNOUNCED IT WOULD NOT CHANGE INTEREST RATES DURING ITS MARCH MEETING. DURING 2001, THE FED CUT INTEREST RATES 11 TIMES--BRINGING THE FEDERAL FUNDS RATE TO
1.75 PERCENT, A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2000--MARCH 31, 2002)

[CHART]

Mar-00         4.8%
Jun-00         5.7%
Sep-00         1.3%
Dec-00         1.9%
Mar-01         1.3%
Jun-01         0.3%
Sep-01        -1.3%
Dec-01         1.7%
Mar-02         5.8%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(MARCH 31, 2000--MARCH 31, 2002)

            INTEREST RATES         INFLATION
Mar-00              6.000                3.8
Apr-00              6.000                3.1
May-00              6.500                3.2
Jun-00              6.500                3.7
Jul-00              6.500                3.7
Aug-00              6.500                3.4
Sep-00              6.500                3.5
Oct-00              6.500                3.4
Nov-00              6.500                3.4
Dec-00              6.500                3.4
Jan-01              5.500                3.7
Feb-01              5.500                3.5
Mar-01              5.000                2.9
Apr-01              4.500                3.3
May-01              4.000                3.6
Jun-01              3.750                3.2
Jul-01              3.750                2.7
Aug-01              3.500                2.7
Sep-01              3.000                2.6
Oct-01              2.500                2.1
Nov-01              2.000                1.9
Dec-01              1.750                1.6
Jan-02              1.750                1.1
Feb-02              1.750                1.1
Mar-02              1.750                1.5

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF A $10,000 INVESTMENT
(MARCH 31, 1992--MARCH 31, 2002)

                                  CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX
                                      IS A BROAD-BASED, UNMANAGED INDEX WHICH
                                        REFLECTS THE GENERAL PERFORMANCE OF A
                HIGH YIELD            WIDE RANGE OF SELECTED BONDS WITHIN THE
                     FUND*                    PUBLIC HIGH-YIELD DEBT MARKET.+
         3/92      $ 9,526                                            $10,000
         6/92      $ 9,876                                            $10,245
         9/92      $10,309                                            $10,615
        12/92      $10,405                                            $10,783
         3/93      $11,186                                            $11,535
         6/93      $11,662                                            $11,983
         9/93      $11,609                                            $12,280
        12/93      $12,250                                            $12,822
         3/94      $12,154                                            $12,686
         6/94      $12,003                                            $12,503
         9/94      $11,897                                            $12,702
        12/94      $11,840                                            $12,697
         3/95      $12,372                                            $13,295
         6/95      $13,023                                            $14,065
         9/95      $13,456                                            $14,488
        12/95      $13,915                                            $14,904
         3/96      $14,243                                            $15,227
         6/96      $14,490                                            $15,467
         9/96      $15,100                                            $16,048
        12/96      $15,652                                            $16,756
         3/97      $15,838                                            $17,003
         6/97      $16,461                                            $17,737
         9/97      $17,096                                            $18,571
        12/97      $17,369                                            $18,872
         3/98      $17,949                                            $19,439
         6/98      $18,002                                            $19,684
         9/98      $16,496                                            $18,474
        12/98      $17,117                                            $18,981
         3/99      $17,618                                            $19,294
         6/99      $17,674                                            $19,517
         9/99      $17,593                                            $19,204
        12/99      $16,193                                            $19,604
         3/00      $18,234                                            $19,352
         6/00      $18,174                                            $19,440
         9/00      $18,016                                            $19,572
        12/00      $16,587                                            $18,583
         3/01      $17,205                                            $19,500
         6/01      $16,235                                            $19,379
         9/01      $15,068                                            $18,609
        12/01      $15,721                                            $19,661
         3/02      $15,476                                            $20,156

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

* WIESENBERGER(R)
+ BLOOMBERG

RETURN HIGHLIGHTS
(AS OF MARCH 31, 2002)

                                                 A SHARES     B SHARES    C SHARES
----------------------------------------------------------------------------------
One-year total return based on NAV(1)             -10.05%      -10.70%     -10.72%
----------------------------------------------------------------------------------
One-year total return(2)                          -14.34%      -13.87%     -11.51%
----------------------------------------------------------------------------------
Five-year average annual total return(2)           -1.42%       -1.41%      -1.25%
----------------------------------------------------------------------------------
Ten-year average annual total return(2)             4.46%          N/A         N/A
----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         5.43%        3.09%(3)    2.43%
----------------------------------------------------------------------------------
Commencement date                                06/27/86     05/17/93    08/13/93
----------------------------------------------------------------------------------
Distribution rate(4)                               12.36%       12.15%      12.17%
----------------------------------------------------------------------------------
SEC Yield(5)                                       11.18%       10.92%      10.94%
----------------------------------------------------------------------------------

     N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SIX YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED MARCH 31, 2002. HAD CERTAIN EXPENSES OF THE FUND NOT BEEN ASSUMED BY VAN KAMPEN, THE SEC YIELD WOULD HAVE BEEN 11.08%, 10.82%, AND 10.84% FOR CLASSES A, B AND C, RESPECTIVELY, AND THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

[CHART]

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM DEBT INVESTMENTS)

AS OF MARCH 31, 2002

A/A                         0.5%
BBB/Baa                    13.4%
BB/Ba                      31.5%
B/B                        42.5%
CCC/Caa                     6.9%
CC/Ca                       4.6%
Non-Rated                   0.6%

[CHART]

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM DEBT INVESTMENTS)

AS OF MARCH 31, 2001

A/A                         0.7%
BBB/Baa                     1.7%
BB/Ba                      14.2%
B/B                        70.2%
CCC/Caa                     8.9%
CC/Ca                       1.2%
C/C                         0.4%
Non-Rated                   2.7%

BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

[CHART]

TWELVE-MONTH DIVIDEND HISTORY
(FOR THE YEAR ENDED MARCH 31, 2002)

 4/01       $.0700
 5/01       $.0700
 6/01       $.0700
 7/01       $.0700
 8/01       $.0700
 9/01       $.0666
10/01       $.0666
11/01       $.0666
12/01       $.0635
 1/02       $.0635
 2/02       $.0615
 3/02       $.0615

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

[CHART]

TOP FIVE SECTORS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--MARCH 31, 2002)

Wireless Communications                15.7%
Cable                                   9.7%
Energy                                  9.1%
Gaming & Leisure                        8.2%
Telecommunications                      6.8%

SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES IN THE SECTORS SHOWN ABOVE. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT BANKING SERVICES FOR THE COMPANIES LISTED. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE STEPHEN ESSER, MANAGING DIRECTOR, GORDON LOERY, EXECUTIVE DIRECTOR, AND DEANNE LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q WHAT WAS THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    Uncertainty over the future path of the economy caused the market to be highly volatile over the first half of the period. That uncertainty was only heightened by a steadily rising tide of defaults from companies that found it impossible to meet their debt obligations in the worsening economic environment. The market was particularly volatile in September, when it lost six percent in one of its worst months in history.
     The picture brightened in October, when the equity markets began to rally on expectations of an imminent economic recovery. The high-yield market rallied in concert with equities through the end of 2001, and also benefited from investor perception that high yield had been oversold. The market continued to perform strongly through the first quarter of 2002 as economic data became increasingly positive.
     Sector performance was highly varied. On the negative side, one of the poorest performers was the fixed line segment of the telecommunications sector. Many of these companies were hurt by their ongoing inability to issue new debt to fund infrastructure expansions, which were necessary to generate the revenues to make payments on existing debt. These difficulties led to a string of downgrades and defaults. Other segments of the telecommunications sector also performed poorly. At the other end of the spectrum, several sectors that are traditionally perceived as more defensive plays turned in more positive performances over the period. Energy performed well, and the healthcare sector was also strong.
     Last year was also one of the highest ever in terms of the quality of the bonds issued. Roughly 44 percent of the issuance in 2001 was rated BB--nearly double the historical average of 28 percent. We believe this was largely because investors appeared to be worried about the ability of companies to cover their debt in the weakened economic environment, and therefore favored stronger companies. The higher quality was particularly striking in light of recent years such as 1997 and 1998, when the market's insatiable appetite for risk led to a flood of issuance by lower-rated companies.

     The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0615 per Class A share translates to a distribution rate of 12.36 percent based on the fund's maximum offering price as of March 31, 2002. For the 12-month period ended March 31, 2002, the fund generated a total return of -10.05 percent.
     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.
     BY COMPARISON, THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX POSTED A TOTAL RETURN OF 3.36 PERCENT FOR THE SAME PERIOD. THIS INDEX IS A BROAD-BASED, UNMANAGED INDEX WHICH REFLECTS THE GENERAL PERFORMANCE OF A WIDE RANGE OF SELECTED BONDS WITHIN THE PUBLIC HIGH-YIELD DEBT MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THE INDEX REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 5.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    We became increasingly optimistic about the prospects for the U.S. economy over the course of the period, and believed that the market was overly pessimistic in its September sell-off. At the same time, our bottom-up research indicated that there were several cyclical areas in the market that had been oversold, and could benefit greatly from an economic upturn. This led us to add selectively to the fund's holdings in such sectors as forest and paper products, chemicals, broadcasting, and hotels.
     While we believed that the economy was likely to strengthen, we did not believe that strength would be uniform. The U.S. consumer has been hit hard by a wave of layoffs and faces near-record levels of consumer debt. As a result, we thought it was highly possible that consumer spending would lag in an economic recovery. This belief led us to de-emphasize the more traditional consumer sectors such as retail, consumer products and, to a lesser extent, gaming and leisure.
     Our research also led us to invest in the fixed-line telecom sector. We believe these bonds offered great relative value when they were purchased, but have since suffered from the companies' inability to raise additional capital to fund their investments in operating equipment and capacity. Given the unfavorable environment, we kept these bonds in the portfolio in anticipation of being able to sell them at more attractive prices later.

     We kept the portfolio's credit quality very close to the market's, with an average credit quality of high B. Our strategy has been to keep the fund somewhat exposed to lower-rated bonds that we believe may experience strong price appreciation and potential upgrades as the result of an improving economy.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET?

A    Our outlook for the high-yield market is very positive based on our expectations for the economy, which we expect to continue to improve. We believe that improvement should, in turn, begin to translate into stronger corporate earnings in the near future as well as a better ability to cover debt payments. The resulting decline in default rates could help to bring investors back to high yield. The recent rise in the quality of issuance could also help this process.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            DOMESTIC CORPORATE BONDS 72.4%
            AEROSPACE 0.6%
$ 1,750     Atlas Air, Inc.                           9.375%      11/15/06        $  1,513,750
                                                                                  ------------
            BROADCASTING 1.6%
    600     Entravision Communications Corp.,
            144A - Private Placement(a)               8.125       03/15/09             609,000
  2,215     Interep National Radio Sales             10.000       07/01/08           1,605,875
    855     Nextmedia Operating, Inc., 144A -
            Private Placement(a)                     10.750       07/01/11             921,262
    450     Radio One, Inc.                           8.875       07/01/11             474,750
  2,035     Radio Unica Corp.(b)                   0/11.750       08/01/06             872,506
                                                                                  ------------
                                                                                     4,483,393
                                                                                  ------------
            CABLE 5.6%
  3,000     @ Entertainment, Inc., Ser B(b)(c)     0/14.500       02/01/09             585,000
    310     Adelphia Communications Corp.             7.750       01/15/09             261,950
  3,350     Century Communications Corp.              8.875       01/15/07           3,065,250
  4,025     Charter Communications Holdings(b)     0/11.750       01/15/10           2,716,875
    675     Charter Communications Holdings          10.250       01/15/10             661,500
  1,005     Echostar DBS Corp.                        9.375       02/01/09           1,050,225
  2,310     Echostar DBS Corp., 144A -
            Private Placement(a)                      9.125       01/15/09           2,390,850
  1,660     James Cable Partners LP, Ser B           10.750       08/15/04           1,029,200
  2,450     NTL, Inc.(i)                             11.500       04/15/05             796,250
  2,750     NTL, Inc., Ser B(i)                      12.750       02/01/06             990,000
  2,550     Pegasus Communications Corp.              9.750       12/01/06           1,746,750
                                                                                  ------------
                                                                                    15,293,850
                                                                                  ------------
            CHEMICALS 3.2%
  1,360     Equistar Chemicals LP                    10.125       09/01/08           1,407,600
  1,455     Huntsman ICI Chemicals, LLC              10.125       07/01/09           1,345,875
  1,200     Huntsman International, LLC (EUR)(d)     10.125       07/01/09             921,537
    500     IMC Global, Inc.                          7.625       11/01/05             480,973
    275     ISP Chemco                               10.250       07/01/11             292,187
  2,355     ISP Holdings, Inc.,
            144A - Private Placement(a)              10.625       12/15/09           2,455,087
  1,140     Lyondell Chemical Co.                     9.875       05/01/07           1,165,650
    865     Terra Industries                         10.500       06/15/05             730,925
                                                                                  ------------
                                                                                     8,799,834
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       12

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            CONSUMER PRODUCTS 0.7%
$   890     Elizabeth Arden, Inc., Ser B             11.750%      02/01/11        $    894,450
  1,750     Hosiery Corp. of America, Inc.(c)        13.750       08/01/02             603,750
  1,800     Sleepmaster, LLC(c)(e)                   11.000       05/15/09             445,500
                                                                                  ------------
                                                                                     1,943,700
                                                                                  ------------
            DIVERSIFIED MEDIA 1.9%
    675     Belo Corp.                                8.000       11/01/08             687,566
    975     Mail Well I Corp.,
            144A - Private Placement(a)               9.625       03/15/12           1,009,125
  2,300     Muzak, Inc.                               9.875       03/15/09           1,943,500
  1,725     Primedia, Inc.                            8.875       05/15/11           1,578,375
                                                                                  ------------
                                                                                     5,218,566
                                                                                  ------------
            ENERGY 7.9%
  1,655     BRL Universal Equipment                   8.875       02/15/08           1,717,062
  2,900     Chesapeake Energy Corp.                   8.125       04/01/11           2,921,750
  1,815     DI Industries, Inc.                       8.875       07/01/07           1,860,375
  1,915     Frontier Oil Corp.                       11.750       11/15/09           2,049,050
  1,090     Hanover Equipment Trust,
            144A - Private Placement(a)               8.500       09/01/08           1,100,900
    655     Hanover Equipment Trust,
            144A - Private Placement(a)               8.750       09/01/11             658,275
  3,205     Houston Exploration Co., Ser B            8.625       01/01/08           3,221,025
    360     Magnum Hunter Resources, Inc.,
            144A - Private Placement(a)               9.600       03/15/12             378,900
  1,000     Pogo Producing Co.                        8.250       04/15/11           1,042,500
  2,465     Port Arthur Finance Corp., Ser A         12.500       01/15/09           2,699,175
    920     Stone Energy Corp.                        8.250       12/15/11             945,300
  3,165     Vintage Petroleum, Inc.                   7.875       05/15/11           2,975,100
                                                                                  ------------
                                                                                    21,569,412
                                                                                  ------------
            FINANCIAL 1.5%
  1,560     Americo Life, Inc.                        9.250       06/01/05           1,552,200
  1,450     Anthem Insurance Cos., Inc.,
            144A - Private Placement(a)               9.125       04/01/10           1,573,362
    890     CIT Group, Inc.                           5.625       05/17/04             878,044
    155     CIT Group, Inc.                           6.500       02/07/06             155,984
                                                                                  ------------
                                                                                     4,159,590
                                                                                  ------------
            FOOD 2.0%
    500     Jitney-Jungle Stores
            America, Inc.(c)(e)                      12.000       03/01/06                  50
  1,200     Michael Foods, Inc., Ser B               11.750       04/01/11           1,314,000

SEE NOTES TO FINANCIAL STATEMENTS

                                       13

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            FOOD (CONTINUED)
$ 1,480     Pantry, Inc.                             10.250%      10/15/07        $  1,354,200
  2,075     Smithfield Foods, Inc.                    7.625       02/15/08           2,064,625
    820     Smithfield Foods, Inc., Ser B             8.000       10/15/09             838,450
                                                                                  ------------
                                                                                     5,571,325
                                                                                  ------------
            FOREST PRODUCTS 2.9%
  1,585     Louisiana Pacific Corp.                  10.875       11/15/08           1,715,762
    500     Louisiana Pacific Corp.                   8.875       08/15/10             522,980
    130     Owens-Brockway Glass Container,
            144A - Private Placement(a)               8.875       02/15/09             133,250
  2,900     Owens-Illinois, Inc.                      7.500       05/15/10           2,653,500
  1,040     Riverwood International Corp.            10.875       04/01/08           1,084,200
  1,725     Tekni-Plex, Inc., Ser B                  12.750       06/15/10           1,806,938
                                                                                  ------------
                                                                                     7,916,630
                                                                                  ------------
            GAMING & LEISURE 7.8%
  1,455     Argosy Gaming Co.(f)                     10.750       06/01/09           1,611,413
  1,320     Autotote Corp.                           12.500       08/15/10           1,485,000
  1,530     Harrahs Operating Co., Inc.               7.875       12/15/05           1,583,550
    670     Harrahs Operating Co., Inc.               8.000       02/01/11             700,176
    695     Hilton Hotels Corp.                       7.950       04/15/07             699,915
  2,000     HMH Properties, Inc.                      7.875       08/01/05           2,000,000
  1,485     HMH Properties, Inc.                      7.875       08/01/08           1,470,150
  2,880     Horseshoe Gaming, LLC, Ser B              8.625       05/15/09           3,009,600
  1,725     International Game Technology             8.375       05/15/09           1,802,625
    645     Park Place Entertainment Corp.            8.875       09/15/08             676,444
  2,050     Park Place Entertainment Corp.            7.875       12/15/05           2,055,125
  1,685     Premier Parks, Inc.(b)                 0/10.000       04/01/08           1,609,175
  1,400     Station Casinos, Inc.                     8.875       12/01/08           1,440,250
  1,175     Station Casinos, Inc.                     9.875       07/01/10           1,266,063
                                                                                  ------------
                                                                                    21,409,486
                                                                                  ------------
            HEALTHCARE 3.0%
  1,100     AdvancePCS                                8.500       04/01/08           1,149,500
    965     AmerisourceBergen Corp.                   8.125       09/01/08           1,013,250
    475     Fresenius Medical Care Trust II           7.875       02/01/08             478,563
  2,210     Fresenius Medical Care Trust IV           7.875       06/15/11           2,215,525
    725     HCA, Inc.                                 6.910       06/15/05             738,560
  1,875     HCA, Inc.                                 8.750       09/01/10           2,057,813
    500     Omnicare, Inc.                            8.125       03/15/11             528,750
                                                                                  ------------
                                                                                     8,181,961
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       14

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            HOUSING 4.9%
$ 1,210     Centex Corp.                              7.875%      02/01/11        $  1,250,576
    625     Centex Corp.                              7.500       01/15/12             629,805
  1,620     Istar Financial, Inc.                     8.750       08/15/08           1,670,852
    700     Nortek, Inc.                              8.875       08/01/08             721,000
  1,200     Nortek, Inc.                              9.875       06/15/11           1,245,000
  2,750     Schuler Homes, Inc.                       9.000       04/15/08           2,818,750
  1,805     Toll Corp.                                8.250       02/01/11           1,841,100
  2,775     Webb (Del E.) Corp.                      10.250       02/15/10           3,076,781
                                                                                  ------------
                                                                                    13,253,864
                                                                                  ------------
            INFORMATION TECHNOLOGY 1.5%
  2,000     Fairchild Semiconductor Corp.            10.375       10/01/07           2,140,000
  4,235     Solectron Corp.                           *           11/20/20           1,985,156
                                                                                  ------------
                                                                                     4,125,156
                                                                                  ------------
            MANUFACTURING 3.0%
    900     American Plumbing & Mechanical           11.625       10/15/08             859,500
    695     Case Corp., Ser B                         6.250       12/01/03             657,139
    795     Case Credit Corp.                         6.125       02/15/03             771,427
  2,205     Communications & Power
            Industries, Inc., Ser B(f)               12.000       08/01/05           1,609,650
  3,650     Corning, Inc.                             *           11/08/15           1,888,875
  2,000     Eagle-Picher Industries, Inc.             9.375       03/01/08           1,410,000
    595     Foamex LP,
            144A - Private Placement(a)              10.750       04/01/09             612,850
    898     Numatics, Inc., Ser B                     9.625       04/01/08             466,960
                                                                                  ------------
                                                                                     8,276,401
                                                                                  ------------
            METALS 0.8%
  4,020     Doe Run Resources Corp., Ser B           11.250       03/15/05             723,600
  1,600     GS Technologies
            Operating, Inc.(c)(e)                    12.000       09/01/04             144,000
  1,050     GS Technologies
            Operating, Inc.(c)(e)                    12.250       10/01/05              26,250
  1,950     Renco Steel Holdings, Inc., Ser B        10.875       02/01/05             243,750
  4,275     Republic Technologies
            International, Inc.(c)(e)                13.750       07/15/09             299,250
    720     UCAR Finance, Inc.,
            144A - Private Placement(a)              10.250       02/15/12             759,600
                                                                                  ------------
                                                                                     2,196,450
                                                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                       15

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            RETAIL 0.8%
$ 1,100     AutoNation, Inc.                          9.000%      08/01/08        $  1,160,500
  1,105     Big 5 Corp., Ser B                       10.875       11/15/07           1,111,906
                                                                                  ------------
                                                                                     2,272,406
                                                                                  ------------
            SERVICES 2.8%
    755     Allied Waste North America, Inc.          8.875       04/01/08             775,763
  2,570     Allied Waste North America, Inc.         10.000       08/01/09           2,614,975
  1,100     Avis Group Holdings                      11.000       05/01/09           1,204,500
    900     Building One Services Corp.              10.500       05/01/09             499,500
  1,500     Hydrochem Industrial
            Services, Inc., Ser B                    10.375       08/01/07           1,087,500
    150     United Rentals North America, Inc.       10.750       04/15/08             164,250
  1,375     Waste Management, Inc.                    7.000       10/15/06           1,377,687
                                                                                  ------------
                                                                                     7,724,175
                                                                                  ------------
            TELECOMMUNICATIONS 3.8%
  1,140     360 Networks, Inc.(c)(e)                 13.000       05/01/08                 114
  2,150     E.Spire Communications, Inc.(c)(e)       13.000       11/01/05             225,750
  1,820     Exodus Communications, Inc.(c)(e)        11.250       07/01/08             382,200
    915     Exodus Communications, Inc.(c)(e)        11.625       07/15/10             192,150
  1,250     Exodus Communications, Inc.
            (EUR)(c)(d)(e)                           11.375       07/15/08             228,747
  1,485     Globix Corp.(c)(e)                       12.500       02/01/10             222,750
  2,945     GST Network Funding, Inc.(b)(c)(e)     0/10.500       05/01/08             544,825
  4,750     ICG Holdings, Inc.(c)(e)                 13.500       09/15/05             308,750
  2,250     Intermedia Communications,
            Inc., Ser B(b)                         0/11.250       07/15/07           2,081,250
  3,700     KMC Telecommunications
            Holdings, Inc.(b)                      0/12.500       02/15/08             166,500
  2,654     Madison River Capital, LLC, Ser B        13.250       03/01/10           2,083,390
  3,275     McLeodUSA, Inc.(c)(e)                    11.375       01/01/09             835,125
  1,900     Metromedia Fiber Network, Inc.           10.000       12/15/09             142,500
    825     MGC Communications, Inc., Ser B          13.000       10/01/04             268,125
  2,000     MJD Communications, Inc.                  9.500       05/01/08           1,720,000
    300     Nextlink Communications, Inc.(b)(c)     0/9.450       04/15/08              33,000
  1,085     Nextlink Communications, Inc.(b)(c)    0/12.125       12/01/09             103,075
  2,080     Nextlink Communications, Inc.(c)         10.500       12/01/09             270,400
  1,000     Park N View, Inc., Ser B(c)(e)           13.000       05/15/08              10,000
  1,800     PF Net Communications, Inc.              13.750       05/15/10              45,000
  4,620     PSINet, Inc.(c)(e)                       10.500       12/01/06             485,100
    750     PSINet, Inc. (EUR)(c)(d)(e)              10.500       12/01/06              45,723

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       16

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            TELECOMMUNICATIONS (CONTINUED)
$ 2,160     Viatel, Inc.(b)(c)(e)                  0/12.500%      04/15/08        $     16,200
  3,460     Viatel, Inc.(c)(e)                       11.500       03/15/09              25,950
                                                                                  ------------
                                                                                    10,436,624
                                                                                  ------------
            TRANSPORTATION 2.8%
  5,435     Aetna Industries, Inc.(c)                11.875       10/01/06             869,600
    685     Arvinmeritor, Inc.                        8.750       03/01/12             708,824
    370     Collins & Aikman Products Co.            11.500       04/15/06             344,100
  1,630     Collins & Aikman Products Co.,
            144A - Private Placement(a)              10.750       12/31/11           1,654,450
    750     Dana Corp.                                9.000       08/15/11             645,122
  2,450     Dana Corp. (EUR)(d)                       9.000       08/15/11           2,437,750
    550     Hayes Lemmerz
            International, Inc.(c)(e)                 9.125       07/15/07              35,750
    860     Lear Corp.                                8.110       05/15/09             882,921
                                                                                  ------------
                                                                                     7,578,517
                                                                                  ------------
            UTILITY 2.2%
  1,500     Calpine Corp.                             8.625       08/15/10           1,179,429
    715     Calpine Corp.                             8.500       02/15/11             571,192
  1,545     Mirant Americas Generation, Inc.          8.300       05/01/11           1,431,764
  1,070     PG & E National Energy Group, Inc.       10.375       05/16/11           1,109,409
  1,265     Williams Cos., Inc.                       7.500       01/15/31           1,140,070
    605     Williams Cos., Inc.                       7.750       06/15/31             561,326
                                                                                  ------------
                                                                                     5,993,190
                                                                                  ------------
            WIRELESS COMMUNICATIONS 11.1%
  3,005     Airgate PCS, Inc.(b)                   0/13.500       10/01/09           2,013,350
    710     Alamosa Delaware, Inc.                   12.500       02/01/11             585,750
  6,110     Alamosa Holdings, Inc.(b)              0/12.875       02/15/10           3,024,450
  1,425     American Cellular Corp.                   9.500       10/15/09           1,054,500
  1,930     American Tower Corp.                      9.375       02/01/09           1,437,850
  1,000     AMSC Acquisition, Inc.(c)(e)             12.250       04/01/08             400,000
  2,150     Centennial Cellular Operating Co.        10.750       12/15/08             935,250
    850     Crown Castle International Corp.(b)    0/10.625       11/15/07             735,250
    300     Crown Castle International Corp.         10.750       08/01/11             271,500
  1,890     Dobson Communications Corp.              10.875       07/01/10           1,823,850
  4,255     IPCS, Inc.(b)                          0/14.000       07/15/10           2,361,525
  1,350     Nextel Communications, Inc.(b)          0/9.950       02/15/08             806,625
  4,150     Nextel Communications, Inc.               9.375       11/15/09           2,770,125
  2,000     Price Communications Wireless, Inc.      11.750       07/15/07           2,145,000
    935     Rural Cellular Corp.                      9.625       05/15/08             780,725
     45     SBA Communications Corp.(b)            0/12.000       03/01/08              27,225

SEE NOTES TO FINANCIAL STATEMENTS

                                       17

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            WIRELESS COMMUNICATIONS (CONTINUED)
$ 3,000     SBA Communications Corp.                 10.250%      02/01/09        $  2,077,500
  2,850     Spectrasite Holdings, Inc.(b)          0/11.250       04/15/09             798,000
  2,609     Telecorp PCS, Inc.                       11.625       04/15/09           2,308,965
  1,000     Telecorp PCS, Inc.                       10.625       07/15/10           1,127,500
  1,470     Tritel PCS, Inc.                         10.375       01/15/11           1,661,100
  1,730     US Unwired, Inc., Ser B(b)             0/13.375       11/01/09           1,150,450
                                                                                  ------------
                                                                                    30,296,490
                                                                                  ------------
            TOTAL DOMESTIC CORPORATE BONDS 72.4%                                   198,214,770
                                                                                  ------------
            FOREIGN BONDS AND DEBT SECURITIES
             18.5%
            ARGENTINA 0.1%
  2,000     CTI Holdings SA (US$)(b)               0/11.500       04/15/08             150,000
                                                                                  ------------
            AUSTRALIA 0.1%
  1,220     Murrin Murrin Holdings
            Property Ltd. (US$)                       9.375       08/31/07             237,900
                                                                                  ------------
            BERMUDA 0.1%
    750     Asia Global Crossing Ltd. (US$)          13.375       10/15/10             131,250
  4,000     Global Crossing
            Holdings Ltd. (US$)(c)(e)                 9.125       11/15/06             105,000
  1,500     Global Crossing
            Holdings Ltd. (US$)(c)(e)                 8.700       08/01/07              56,250
                                                                                  ------------
                                                                                       292,500
                                                                                  ------------
            BRAZIL 1.5%
    325     Federal Republic of Brazil (US$)         11.000       01/11/12             303,062
  3,694     Federal Republic of Brazil (US$)          8.000       04/15/14           3,050,883
    500     Multicanal Participacoes (US$)           12.625       06/18/04             401,250
    275     Multicanal Participacoes, Ser B (US$)    12.625       06/18/04             220,687
                                                                                  ------------
                                                                                     3,975,882
                                                                                  ------------
            CANADA 6.7%
  1,200     360 Networks, Inc (EUR)(c)(e)            13.000       05/01/08              10,448
    955     Acetex Corp. (US$)                       10.875       08/01/09             997,975
    650     Corus Entertainment, Inc.,
            144A - Private Placement (US$)(a)         8.750       03/01/12             674,375
  5,345     GT Group Telecom, Inc. (US$)(b)        0/13.250       02/01/10             320,700
  1,512     Hollinger Participation,
            144A - Private Placement (US$)(a)        12.125       11/15/10           1,459,065
  1,925     Husky Oil Ltd. (US$)                      8.900       08/15/28           1,957,962
  2,265     MDC Communications Corp. (US$)           10.500       12/01/06           2,027,175
  2,850     Microcell Telecommunications,
            Ser B (US$)                              14.000       06/01/06           1,995,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                       18

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            CANADA (CONTINUED)
$   500     Norske Skog,
            144A - Private Placement (US$)(a)         8.625%      06/15/11        $    508,750
  2,025     Pacifica Papers, Inc. (US$)              10.000       03/15/09           2,166,750
    675     Quebecor Media, Inc. (US$)(b)          0/13.750       07/15/11             469,125
  1,450     Quebecor Media, Inc. (US$)               11.125       07/15/11           1,580,500
    825     Repap New Brunswick, Inc. (US$)           9.000       06/01/04             873,469
  3,475     Tembec Industries, Inc.,
            144A - Private Placement (US$)(a)         7.750       03/15/12           3,418,531
  2,750     Worldwide Fiber, Inc. (US$)(c)(e)        12.000       08/01/09              13,750
                                                                                  ------------
                                                                                    18,473,575
                                                                                  ------------
            COLUMBIA 0.7%
    500     Republic of Columbia (US$)                9.750       04/23/09             522,500
  1,260     Republic of Columbia (US$)                9.750       04/09/11           1,289,146
                                                                                  ------------
                                                                                     1,811,646
                                                                                  ------------
            GERMANY 0.6%
  4,145     Callahan Nordrhein Westfallen (US$)      14.000       07/15/10             642,475
  1,200     Messer Griesham (EUR)                    10.375       06/01/11           1,110,639
                                                                                  ------------
                                                                                     1,753,114
                                                                                  ------------
            LUXEMBOURG 1.0%
  3,900     Millicom International
            Cellular SA (US$)                        13.500       06/01/06           2,125,500
    750     PTC International Finance (EUR)          10.875       05/01/08             680,531
                                                                                  ------------
                                                                                     2,806,031
                                                                                  ------------
            MEXICO 2.8%
  1,000     Gruma SA (US$)                            7.625       10/15/07             950,000
  2,700     Satelites Mexicanos SA, Ser B (US$)      10.125       11/01/04           1,518,750
  2,490     TV Axteca SA, Ser B (US$)                10.500       02/15/07           2,533,575
  2,535     United Mexican States (US$)               8.375       01/14/11           2,661,750
                                                                                  ------------
                                                                                     7,664,075
                                                                                  ------------
            MOROCCO 0.5%
  1,583     Morocco Trust A Loan (US$)(g)             2.781       01/01/09           1,466,642
                                                                                  ------------
            NETHERLANDS 0.7%
  2,000     Global Telesystems Europe (EUR)(c)       10.500       12/01/06             130,582
  1,050     Global Telesystems Europe (EUR)(c)       11.000       12/01/09              68,556
    355     Kappa Beheer BV (EUR)                    10.625       07/15/09             340,294
    870     Netia Holdings BV (EUR)(c)               13.750       06/15/10             117,466
  1,545     Netia Holdings BV, Ser B (US$)(c)        10.250       11/01/07             254,925
  1,935     Netia Holdings BV, Ser B (US$)(c)        11.250       11/01/07             319,275

SEE NOTES TO FINANCIAL STATEMENTS

                                       19

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

PAR
AMOUNT                                                                                MARKET
(000)       DESCRIPTION                              COUPON       MATURITY            VALUE
            NETHERLANDS (CONTINUED)
$ 2,685     United Pan-Europe
            Communications, Ser B (US$)(c)           10.875%      11/01/07        $    362,475
  2,585     United Pan-Europe
            Communications, Ser B (US$)(b)(c)      0/12.500       08/01/09             297,275
                                                                                  ------------
                                                                                     1,890,848
                                                                                  ------------
            SINGAPORE 0.2%
    200     Flextronics International Ltd. (US$)      8.750       10/15/07             205,000
    275     Flextronics International Ltd. (US$)      9.875       07/01/10             297,000
                                                                                  ------------
                                                                                       502,000
                                                                                  ------------
            UNITED KINGDOM 3.5%
    825     British Sky Broadcasting
            Group PLC (US$)                           6.875       02/23/09             777,302
  4,110     British Sky Broadcasting
            Group PLC (US$)                           8.200       07/15/09           4,158,416
  3,450     Diamond Cable Communications,
            PLC (US$)(f)                             10.750       02/15/07           1,121,250
  1,400     Esprit Telecom Group, PLC (US$)(c)       11.500       12/15/07               7,000
  1,250     Esprit Telecom Group, PLC (US$)(c)       10.875       06/15/08               6,250
  1,600     Jazztel, PLC (EUR)                       13.250       12/15/09             334,621
  1,550     Jazztel, PLC (EUR)                       14.000       07/15/10             324,146
  1,950     Ono Finance PLC (US$)                    13.000       05/01/09             906,750
  2,775     Telewest Communications, PLC (US$)       11.000       10/01/07           1,415,250
  1,575     Telewest Communications,
            PLC (US$)(b)                           0/11.375       02/01/10             511,875
                                                                                  ------------
                                                                                     9,562,860
                                                                                  ------------

            TOTAL FOREIGN BONDS AND DEBT SECURITIES 18.5%                           50,587,073
                                                                                  ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

                                                                                      MARKET
DESCRIPTION                                                                           VALUE
EQUITIES 4.0%
Airgate PCS, Inc. (2,673 common shares)(h)                                        $     37,422
Broadwing Communications, Inc. (3,235 preferred shares)                              1,302,087
Crown Castle International Corp. (4,706 preferred shares)(j)                         3,000,317
Decisionone Corp. (2,671 common stock warrants Class A)(h)                                   0
Decisionone Corp. (4,603 common stock warrants Class B)(h)                                   0
Decisionone Corp. (2,730 common stock warrants Class C)(h)                                   0
Decisionone Corp. (5,234 common shares)(h)                                                   0
Dobson Communications Corp. (774 preferred shares)(j)                                  669,510
GT Group Telecom, Inc., (5,345 common stock warrants)
144A - Private Placement(a)(h)                                                          13,362
Hosiery Corp. of America, Inc. (1,000 common shares)                                        10
Intermedia Communications, Inc. (1,323 preferred shares)(j)                          1,081,552
Intersil Holding Corp. (22,222 common stock warrants Class A)(h)                       629,994
IPCS, Inc. (4,255 common stock warrants) 144A - Private Placement(a)(h)                 43,082
Jazztel PLC (EUR) (1,550 common stock warrants)(h)                                          14
KMC Telecommunications Holdings, Inc., (3,235 common stock warrants)
144A - Private Placement(a)(h)                                                             162
McLeodUSA, Inc. (29,874 common shares)(e)(h)                                             5,377
Mediq, Inc. (3,684 common shares)(h)                                                    20,005
Motient Corp., (2,000 common stock warrants)
144A - Private Placement(a)(e)(h)                                                          270
Nextel Communications, Inc. (2,431 preferred shares)(h)                              1,002,788
NTL, Inc., (5,178 common stock warrants) 144A - Private Placement(a)                       906
Ono Finance PLC (1,950 equity value certificates),
144A - Private Placement(a)(h)                                                           2,194
Park N View, Inc., (1,000 common stock warrants)
144A - Private Placement(a)(e)(h)                                                           10
Pathmark Stores, Inc. (12,561 common stock warrants)(h)                                108,653
Paxson Communications Corp. (24,000 preferred shares)(j)                             2,214,000
PF Net Communications, Inc., (1,800 common stock warrants)
144A - Private Placement(a)(h)                                                              18
Price Communications Corp. (35,572 common shares)(h)                                   627,490
Republic Technologies International, Inc.,
(4,275 common stock warrants Class D) 144A - Private Placement(a)(e)(h)                     43
Rural Cellular Corp. (670 preferred shares)(j)                                         303,175
Star Gas Partners, LP (440 limited partnership interests)                                8,734
Startec Global Communications (3,000 common stock warrants)
144A - Private Placement(a)(h)                                                              30
VS Holdings, Inc. (378,785 common shares)(h)                                            70,719
                                                                                  ------------
TOTAL EQUITIES                                                                      11,141,924
                                                                                  ------------

TOTAL LONG-TERM INVESTMENTS 94.9%
   (Cost $373,010,484)                                                             259,943,767

SEE NOTES TO FINANCIAL STATEMENTS

                                       21

YOUR FUND'S INVESTMENTS

MARCH 31, 2002

                                                                                     MARKET
DESCRIPTION                                                                          VALUE

REPURCHASE AGREEMENT 2.4%
State Street Bank & Trust Co. ($6,536,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
03/28/02, to be sold on 04/01/02 at $6,537,293)
(Cost $6,536,000)                                                                 $  6,536,000
                                                                                  ------------

TOTAL INVESTMENTS 97.3%
(Cost $379,546,484)                                                                266,479,767

OTHER ASSETS IN EXCESS OF LIABILITIES 2.7%                                           7,257,372
                                                                                  ------------

NET ASSETS 100.0%                                                                 $273,737,139
                                                                                  ============

  *  ZERO COUPON BOND

(a) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(b) SECURITY IS A "STEP-UP" BOND WHERE THE COUPON INCREASES OR STEPS UP AT A PREDETERMINED DATE.

(c)  NON-INCOME PRODUCING AS SECURITY IS IN DEFAULT.

(d)  THIS SECURITY IS A UNITED STATES COMPANY DENOMINATED IN A FOREIGN CURRENCY.

(e)  THIS BORROWER HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.

(f)  ASSETS SEGREGATED AS COLLATERAL FOR OPEN FORWARD TRANSACTIONS OF THE FUND.

(g)  SECURITY IS A BANK LOAN PARTICIPATION.

(h)  NON-INCOME PRODUCING SECURITY.

(i)  SUBSEQUENT TO MARCH 31, 2002, SECURITY DEFAULTED ON ITS INTEREST PAYMENT.

(j)  PAYMENT-IN-KIND SECURITY.

EUR--EURODOLLAR
US$--UNITED STATES DOLLAR

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002

ASSETS:
Total Investments (Cost $379,546,484)                                             $266,479,767
Cash                                                                                   239,043
Receivables:
  Interest                                                                           7,091,496
  Investments Sold                                                                   1,800,330
  Fund Shares Sold                                                                     779,424
Other                                                                                  130,181
                                                                                  ------------
    Total Assets                                                                   276,520,241
                                                                                  ------------
LIABILITIES:
Payables:
  Income Distributions                                                               1,267,148
  Fund Shares Repurchased                                                              562,774
  Distributor and Affiliates                                                           234,570
  Investments Purchased                                                                154,862
  Investment Advisory Fee                                                              151,363
Accrued Expenses                                                                       182,382
Trustees' Deferred Compensation and Retirement Plans                                   176,364
Forward Commitments                                                                     53,639
                                                                                  ------------
    Total Liabilities                                                                2,783,102
                                                                                  ------------
NET ASSETS                                                                        $273,737,139
                                                                                  ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares
  authorized)                                                                     $470,693,528
Accumulated Undistributed Net Investment Income                                     (4,145,844)
Accumulated Net Realized Loss                                                      (79,688,633)
Net Unrealized Depreciation                                                       (113,121,912)
                                                                                  ------------
NET ASSETS                                                                        $273,737,139
                                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $177,183,204 and 31,144,242 shares of beneficial interest
    issued and outstanding)                                                       $       5.69
    Maximum sales charge (4.75%* of offering price)                                        .28
                                                                                  ------------
    Maximum offering price to public                                              $       5.97
                                                                                  ============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $78,849,416 and 13,807,989 shares of beneficial interest issued
    and outstanding)                                                              $       5.71
                                                                                  ============

  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $17,704,519 and 3,104,234 shares of beneficial interest issued
    and outstanding)                                                              $       5.70
                                                                                  ============

*ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
Interest                                                                          $ 33,376,305
Dividends                                                                              932,469
Other                                                                                   52,669
                                                                                  ------------
  Total Income                                                                      34,361,443
                                                                                  ------------
EXPENSES:
Investment Advisory Fee                                                              2,128,956
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $453,947, $834,326 and $144,904, respectively)                                  1,433,177
Shareholder Services                                                                   452,474
Legal                                                                                   47,719
Custody                                                                                 43,601
Trustees' Fees and Related Expenses                                                     21,942
Other                                                                                  352,800
                                                                                  ------------
  Total Expenses                                                                     4,480,669
  Investment Advisory Fee Reduction                                                    283,861
  Less Credits Earned on Cash Balances                                                  20,195
                                                                                  ------------
  Net Expenses                                                                       4,176,613
                                                                                  ------------
NET INVESTMENT INCOME                                                             $ 30,184,830
                                                                                  ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                     $(27,368,379)
  Futures                                                                               45,484
  Forward Commitments                                                                  296,965
  Foreign Currency Transactions                                                       (414,122)
                                                                                  ------------
Net Realized Loss                                                                  (27,440,052)
                                                                                  ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                          (78,736,145)
                                                                                  ------------
  End of the Period:
    Investments                                                                   (113,066,717)
    Forward Commitments                                                                (53,639)
    Foreign Currency Translation                                                        (1,556)
                                                                                  ------------
                                                                                  (113,121,912)
                                                                                  ------------
Net Unrealized Depreciation During the Period                                      (34,385,767)
                                                                                  ------------
NET REALIZED AND UNREALIZED LOSS                                                  $(61,825,819)
                                                                                  ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                        $(31,640,989)
                                                                                  ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED       YEAR ENDED
                                                    MARCH 31, 2002   MARCH 31, 2001
                                                    --------------   --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                               $   30,184,830   $   39,149,383
Net Realized Loss                                      (27,440,052)     (16,307,211)
Net Unrealized Depreciation During the Period          (34,385,767)     (41,677,664)
                                                    --------------   --------------
Change in Net Assets from Operations                   (31,640,989)     (18,835,492)
                                                    --------------   --------------
Distributions from Net Investment Income:
   Class A Shares                                      (23,653,833)     (23,750,992)
   Class B Shares                                       (9,779,985)      (9,721,813)
   Class C Shares                                       (1,708,696)      (1,280,395)
                                                    --------------   --------------
Total Distributions                                    (35,142,514)     (34,753,200)
                                                    --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES    (66,783,503)     (53,588,692)
                                                    --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                              190,969,187      139,335,551
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                         19,365,780       18,412,640
Cost of Shares Repurchased                            (182,793,997)    (143,959,698)
                                                    --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS      27,540,970       13,788,493
                                                    --------------   --------------
TOTAL DECREASE IN NET ASSETS                           (39,242,533)     (39,800,199)
NET ASSETS:
Beginning of the Period                                312,979,672      352,779,871
                                                    --------------   --------------
End of the Period (Including accumulated
   undistributed net investment income of
   ($4,145,844) and $1,576,975, respectively)       $  273,737,139   $  312,979,672
                                                    ==============   ==============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                 YEAR ENDED         NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED         JUNE 30,
                                      ---------------------------  MARCH 31,   ----------------
                                      2002 (c)     2001     2000     1999        1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.18   $  8.48  $  9.03  $  9.89     $  9.85  $  9.49
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .69       .94      .85      .62         .86      .86
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.40)    (.56)    (.85)        .03      .38
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.69)     (.46)     .29     (.23)        .89     1.24
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .80       .84      .83      .62         .85      .87
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .01
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .80       .84      .84      .63         .85      .88
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.69   $  7.18  $  8.48  $  9.03     $  9.89  $  9.85
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.05%    -5.64%    3.50%   -2.13%**     9.36%   13.60%
Net Assets at End of
  the Period (In millions)            $  177.2   $ 205.8  $ 230.6  $ 277.9     $ 280.6  $ 288.0
Ratio of Expenses to Average
  Net Assets*(b)                          1.22%     1.17%    1.15%    1.17%       1.14%    1.17%
Ratio of Net Investment
  Income to Average
  Net Assets*                            10.90%    12.00%    9.96%    8.98%       8.61%    8.83%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              1.32%     1.27%    1.25%    1.27%       1.24%    1.26%
Ratio of Net Investment Income
  to Average Net Assets                  10.80%    11.90%    9.86%    8.88%       8.51%    8.73%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                 YEAR ENDED          NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED          JUNE 30,
                                      ---------------------------   MARCH 31,  ----------------
                                      2002(c)     2001     2000       1999       1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.20   $  8.49  $  9.03  $  9.89     $  9.86  $  9.50
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .63       .87      .80      .56         .78      .78
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.39)    (.58)    (.84)        .03      .39
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.75)     (.52)     .22     (.28)        .81     1.17
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .74       .77      .75      .57         .78      .79
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .02
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .74       .77      .76      .58         .78      .81
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.71   $  7.20  $  8.49  $  9.03     $  9.89  $  9.86
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.70%    -6.39%    2.65%   -2.71%**     8.58%   12.64%
Net Assets at End of
  the Period (In millions)            $   78.8   $  92.5  $ 109.2  $ 135.4     $ 145.0  $ 128.7
Ratio of Expenses to Average
  Net Assets*(b)                          1.98%     1.92%    1.93%    1.93%       1.91%    1.93%
Ratio of Net Investment
  Income to Average
  Net Assets *                           10.13%    11.22%    9.17%    8.19%       7.84%    8.03%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              2.08%     2.02%    2.03%    2.03%       2.01%    2.02%
Ratio of Net Investment Income
  to Average Net Assets                  10.03%    11.12%    9.07%    8.09%       7.74%    7.94%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .10%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                 YEAR ENDED         NINE MONTHS     YEAR ENDED
                                                MARCH 31,            ENDED         JUNE 30,
                                      ---------------------------   MARCH 31,  ----------------
                                       2002(d)   2001(c)   2000       1999        1998     1997
                                      ---------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $   7.19   $  8.47  $  9.02  $  9.88     $  9.85  $  9.50
                                      --------   -------  -------  -------     -------  -------
  Net Investment Income                    .63       .87      .80      .56         .78      .78
  Net Realized and Unrealized
    Gain/Loss                            (1.38)    (1.38)    (.58)    (.85)        .03      .38
                                      --------   -------  -------  -------     -------  -------
Total from Investment
  Operations                              (.75)     (.51)     .22     (.29)        .81     1.16
                                      --------   -------  -------  -------     -------  -------
Less:
  Distributions from Net
    Investment Income                      .74       .77      .76      .56         .78      .79
  Return of Capital Distributions           -0-       -0-     .01      .01          -0-     .02
                                      --------   -------  -------  -------     -------  -------
Total Distributions                        .74       .77      .77      .57         .78      .81
                                      --------   -------  -------  -------     -------  -------
NET ASSET VALUE,
  END OF THE PERIOD                   $   5.70   $  7.19  $  8.47  $  9.02     $  9.88  $  9.85
                                      ========   =======  =======  =======     =======  =======

Total Return*(a)                        -10.72%    -6.40%    2.65%   -2.71%**     8.47%   12.65%
Net Assets at End of the
  Period (In millions)                $   17.7   $  14.7  $  13.0  $  14.7     $  11.5  $   8.1
Ratio of Expenses to Average
   Net Assets*(b)                         1.97%     1.92%    1.93%    1.93%       1.91%    1.93%
Ratio of Net Investment Income
  to Average Net Assets *                10.10%    11.19%    9.17%    8.25%       7.83%    8.08%
Portfolio Turnover                          78%       85%     109%     104%**      154%     125%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                              2.07%     2.02%    2.03%    2.03%       2.01%    2.03%
Ratio of Net Investment Income
  to Average Net Assets                  10.00%    11.09%    9.07%    8.15%       7.73%    7.99%

**  NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDTIS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) BASED ON AVERAGE SHARES OUTSTANDING.

(d) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2002, there were no when-issued or delayed delivery purchase commitments.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller notes to financial statements march 31, 2002 agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.
     As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to April 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $602,218 reduction in cost of securities and a corresponding $602,218 decrease in net unrealized depreciation based on securities held by the Fund on March 31, 2001.
     The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $264,111, increase net unrealized depreciation by $153,034, and decrease net realized losses by $417,145. The Statement of Changes in Net Assets and Financial Highlights for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $70,543,002, which will expire between December 31, 2002 and December 31, 2009. Of this amount, $12,726,456 will expire on December 31, 2002.

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

     At March 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes             $380,991,309
                                                    ------------
   Gross tax unrealized appreciation                   8,025,159
   Gross tax unrealized depreciation                 122,536,701
                                                    ------------
   Net tax unrealized depreciation on investments   $114,511,542
                                                    ------------

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.
     Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
     The tax character of distributions paid during 2002 and 2001 was as follows:

                                                     2002           2001
   Distributions paid from:
     Ordinary income                              $35,142,514    $34,753,200
     Long-term capital gain                                -0-            -0-
                                                  -----------    -----------
                                                  $35,142,514    $34,753,200

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the tax year ended December 31, 2001, permanent book and tax differences of $117,157 relating to the recognition of net realized loss on foreign currency transactions were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, $45,760 relating to fee income was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Finally, $45,386 relating to a portion of the capital loss carryforward that expired during the tax year ended December 31, 2001, was reclassified from accumulated net realized loss to capital.
     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income                     $1,086,671

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, the deferral of losses related to wash sale transactions, and reclass of consent fee income.

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2002, the Fund's custody fee was reduced by $20,195 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                           % PER ANNUM
First $500 million                                                     .75%
Over $500 million                                                      .65%

     For the year ended March 31, 2002, the Adviser waived approximately $283,900 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.
     For the year ended March 31, 2002, the Fund recognized expenses of approximately $10,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $75,100, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.
     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2002, the Fund recognized expenses of approximately $384,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees notes to financial statements march 31, 2002 may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002
in such funds of $117,900 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At March 31, 2002, capital aggregated $339,785,722, $108,482,332 and $22,425,474 for class A, B, and C shares, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         22,390,523    $ 137,742,984
     Class B                                          6,377,452       40,238,274
     Class C                                          2,101,887       12,987,929
                                                    -----------    -------------
   Total Sales                                       30,869,862    $ 190,969,187
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                          2,188,266    $  13,574,459
     Class B                                            807,119        5,024,785
     Class C                                            123,832          766,536
                                                    -----------    -------------
   Total Dividend Reinvestment                        3,119,217    $  19,365,780
                                                    ===========    =============
   Repurchases:
     Class A                                        (22,077,692)   $(136,236,946)
     Class B                                         (6,225,045)     (39,213,327)
     Class C                                         (1,165,758)      (7,343,724)
                                                    -----------    -------------
   Total Repurchases                                (29,468,495)   $(182,793,997)
                                                    ===========    =============

     At March 31, 2001, capital aggregated $324,734,602, $102,445,673 and
$16,017,669 for Class A, B, and C Shares, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                       SHARES          VALUE
   Sales:
     Class A                                         10,979,117    $  84,357,019
     Class B                                          5,767,068       44,180,732
     Class C                                          1,405,719       10,797,800
                                                    -----------    -------------
   Total Sales                                       18,151,904    $ 139,335,551
                                                    ===========    =============
   Dividend Reinvestment:
     Class A                                          1,766,254    $  13,660,168
     Class B                                            540,480        4,181,864
     Class C                                             74,008          570,608
                                                    -----------    -------------
   Total Dividend Reinvestment                        2,380,742    $  18,412,640
                                                    ===========    =============
   Repurchases:
     Class A                                        (11,286,372)   $ (87,293,614)
     Class B                                         (6,329,903)     (49,123,391)
     Class C                                           (967,441)      (7,542,693)
                                                    -----------    -------------
   Total Repurchases                                (18,583,716)   $(143,959,698)
                                                    ===========    =============

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2002 and 2001, 1,537,199 and 1,593,306 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2002 and 2001 no Class C Shares converted to Class A Shares.
     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE
                                                        OF DOLLAR AMOUNT
                                                        SUBJECT TO CHARGE
                                                    -------------------------

YEAR OF REDEMPTION                                    CLASS B       CLASS C
First                                                  4.00%         1.00%
Second                                                 3.75%          None
Third                                                  3.50%          None
Fourth                                                 2.50%          None
Fifth                                                  1.50%          None
Sixth                                                  1.00%          None
Seventh and Thereafter                                  None          None

     For the year ended March 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $78,300, and CDSC on redeemed shares of Classes B and C of approximately $228,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $237,772,062 and $207,276,727, respectively.

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
     Upon entering into futures contracts, the fund maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
     Transactions in futures contracts, each with a par value of $100,000, for the year ended March 31, 2002, were as follows:

                                                                        CONTRACTS
Outstanding at March 31, 2001                                               43
Futures Closed                                                             (43)
                                                                           ---
Outstanding at March 31, 2002                                               -0-
                                                                           ===

B. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

NOTES TO
FINANCIAL STATEMENTS

MARCH 31, 2002

     At March 31, 2002, the Fund has outstanding forward currency contracts as follows:

                                                         CURRENT     UNREALIZED
                                                          VALUE     DEPRECIATION
LONG CONTRACTS:
  Euro Currency
  475,000 expiring 04/30/02                            $   412,958     $ (5,636)
                                                       -----------     --------
SHORT CONTRACTS:
  Euro Currency
  6,500,000 expiring 04/30/02                          $ 5,651,004     $(48,003)
                                                       -----------     --------
                                                                       $(53,639)
                                                                       ========

6. BANK LOAN PARTICIPATIONS
The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower. Bank loan participations held at March 31, 2002 are disclosed in the Schedule of Investments.

7. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% Each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2002, are payments retained by Van Kampen of approximately $722,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $44,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen High Yield Fund (the "Fund"), as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the four years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
May 8, 2002

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at vankampen.com -- to view a prospectus, select DOWNLOAD PROSPECTUS

[GRAPHIC]

- call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[GRAPHIC]

-  e-mail us by visiting vankampen.com and selecting CONTACT US

[GRAPHIC]

  * Closed to new investors
 ** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

J. Miles Branagan (69)        Trustee      Trustee     Private investor. Trustee/Director of       57
1632 Morning Mountain Road                 since 1995  funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                                      and prior to August 1996, Chairman,
                                                       Chief Executive Officer and President,
                                                       MDT Corporation (now known as
                                                       Getinge/Castle, Inc., a subsidiary of
                                                       Getinge Industrier AB), a company
                                                       which develops, manufactures, markets
                                                       and services medical and scientific
                                                       equipment.

                                       40

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

Jerry D. Choate (63)          Trustee      Trustee     Trustee/Director of funds in the Fund       57       Director of Amgen Inc.,
53 Monarch Bay Drive                       since 1999  Complex. Prior to January 1999,                      a biotechnological
Dana Point, CA 92629                                   Chairman and Chief Executive Officer                 company, and Director
                                                       of the Allstate Corporation                          of Valero Energy
                                                       ("Allstate") and Allstate Insurance                  Corporation, an
                                                       Company. Prior to January 1995,                      independent refining
                                                       President and Chief Executive Officer                company.
                                                       of Allstate. Prior to August 1994,
                                                       various management positions at
                                                       Allstate.

Linda Hutton Heagy (53)       Trustee      Trustee     Managing Partner of Heidrick &              57
Sears Tower                                since 1995  Struggles, an executive search firm.
233 South Wacker Drive                                 Trustee/Director of funds in the Fund
Suite 7000                                             Complex. Trustee on the University of
Chicago, IL 60606                                      Chicago Hospitals Board, Vice Chair of
                                                       the Board of the YMCA of Metropolitan
                                                       Chicago and a member of the Women's
                                                       Board of the University of Chicago.
                                                       Prior to 1997, Partner, Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting and management consulting
                                                       firm. Prior to 1996, Trustee of The
                                                       International House Board, a
                                                       fellowship and housing organization
                                                       for international graduate students.
                                                       Formerly, Executive Vice President of
                                                       ABN AMRO, N.A., a Dutch bank holding
                                                       company. Prior to 1992, Executive Vice
                                                       President of La Salle National Bank.

                                       41

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President, German              57
11 DuPont Circle, N.W.                     since 1993  Marshall Fund of the United States, an
Washington, D.C. 20016                                 independent U.S. foundation created to
                                                       deepen understanding, promote
                                                       collaboration and stimulate exchanges
                                                       of practical experience between
                                                       Americans and Europeans.
                                                       Trustee/Director of funds in the Fund
                                                       Complex. Formerly, advisor to the
                                                       Dennis Trading Group Inc., a managed
                                                       futures and option company that
                                                       invests money for individuals and
                                                       institutions. Prior to 1992, President
                                                       and Chief Executive Officer, Director
                                                       and member of the Investment Committee
                                                       of the Joyce Foundation, a private
                                                       foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson Investment Planning       57
423 Country Club Drive                     since 1986  Services, Inc., a financial planning
Winter Park, FL 32789                                  company and registered investment
                                                       adviser in the State of Florida.
                                                       President, Nelson Ivest Brokerage
                                                       Services Inc., a member of the
                                                       National Association of Securities
                                                       Dealers, Inc. and Securities Investors
                                                       Protection Corp. Trustee/Director of
                                                       funds in the Fund Complex.

                                       42

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

Suzanne H. Woolsey (60)       Trustee      Trustee     Chief Operating Officer of the              57       Director of Neurogen
2101 Constitution Ave.,                    since 1999  National Academy of Sciences/National                Corporation, a
N.W. Room 206                                          Research Council, an independent,                    pharmaceutical company,
Washington, D.C. 20418                                 federally chartered policy                           since January 1998.
                                                       institution, since 1993.
                                                       Trustee/Director of funds in the Fund
                                                       Complex. Director of the German
                                                       Marshall Fund of the United States,
                                                       Trustee of Colorado College and Vice
                                                       Chair of the Board of the Council for
                                                       Excellence in Government. Prior to
                                                       1993, Executive Director of the
                                                       Commission on Behavioral and Social
                                                       Sciences and Education at the National
                                                       Academy of Sciences/National Research
                                                       Council. From 1980 through 1989,
                                                       Partner of Coopers & Lybrand.

INTERESTED TRUSTEES:*

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

Mitchell M. Merin* (48)       Trustee      Trustee     President and Chief Operating Officer       57
1221 Avenue of the                         since 1999  of Morgan Stanley Investment
Americas 21st Floor                                    Management since December 1998.
New York, NY 10020                                     President and Director since April
                                                       1997 and Chief Executive Officer since
                                                       June 1998 of Morgan Stanley Dean
                                                       Witter Advisors Inc. and Morgan
                                                       Stanley Dean Witter Services Company
                                                       Inc. Chairman, Chief Executive Officer
                                                       and Director of Morgan Stanley Dean
                                                       Witter Distributors Inc. since June
                                                       1998. Chairman and Chief Executive
                                                       Officer since June 1998, and Director
                                                       since January 1998 of Morgan Stanley
                                                       Dean Witter Trust FSB. Director of
                                                       various Morgan Stanley subsidiaries.
                                                       President of the Morgan Stanley Funds
                                                       since May 1999. Trustee/Director of
                                                       funds in the Fund Complex. Previously
                                                       Chief Strategic Officer of Morgan
                                                       Stanley Dean Witter Advisors Inc. and
                                                       Morgan Stanley Dean Witter Services
                                                       Company Inc. and Executive Vice
                                                       President of Morgan Stanley Dean
                                                       Witter Distributors Inc. April
                                                       1997-June 1998, Vice President of the
                                                       Morgan Stanley Dean Witter Funds May
                                                       1997-April 1999, and Executive Vice
                                                       President of Dean Witter, Discover &
                                                       Co. prior to May 1997.

                                       44

                                                                                                NUMBER OF
                                             TERM OF                                             FUNDS IN
                                           OFFICE AND                                              FUND
                              POSITION(S)   LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                      BY TRUSTEE  HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee      Trustee     Chairman, President, Chief Executive        94
1 Parkview Plaza              and          since 1999  Officer, Director and Managing
P.O. Box 5555                 President                Director of Van Kampen Investments.
Oakbrook Terrace,                                      Chairman, Director and Chief Executive
IL 60181                                               Officer of the Advisers, the
                                                       Distributor and Van Kampen Advisors
                                                       Inc. since 1998. Managing Director of
                                                       the Advisers, the Distributor and Van
                                                       Kampen Advisors Inc. since July 2001.
                                                       Director and Officer of certain other
                                                       subsidiaries of Van Kampen
                                                       Investments. Chief Sales and Marketing
                                                       Officer of Morgan Stanley Dean Witter
                                                       Asset Management Inc. Trustee/Director
                                                       and President or Trustee, President and
                                                       Chairman of the Board of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director
                                                       of Marketing at Morgan Stanley Dean
                                                       Witter and Director of Dean Witter
                                                       Discover & Co. and Dean Witter Realty.
                                                       Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (62)         Trustee      Trustee     Partner in the law firm of Skadden, Arps,   94
333 West Wacker Drive                      since 1986  Arps, Slate, Meagher & Flom (Illinois),
counsel to Chicago,                                    legal counsel to funds in the Fund
IL 60606                                               Complex. Trustee/Director/Managing
                                                       General Partner of funds in the Fund
                                                       Complex.

* SUCH TRUSTEE IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION
  2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS:

                                                  TERM OF
                                                OFFICE AND
                           POSITION(S)           LENGTH OF
NAME, AGE AND              HELD WITH                TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND                 SERVED      DURING PAST 5 YEARS

Stephen L. Boyd (61)       Executive            Officer        Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.        Vice President       since 1998     Investments, and Managing Director and President of the Advisers and
45th Floor                 and Chief                           Van Kampen Advisors Inc. Executive Vice President and Chief
Houston, TX 77056          Investment Officer                  Investment Officer of funds in the Fund Complex. Prior to December
                                                               2000, Executive Vice President and Chief Investment Officer of Van
                                                               Kampen Investments, and President and Chief Operating Officer of the
                                                               Advisers. Prior to April 2000, Executive Vice President and Chief
                                                               Investment Officer for Equity Investments of the Advisers. Prior to
                                                               October 1998, Vice President and Senior Portfolio Manager with AIM
                                                               Capital Management, Inc. Prior to February 1998, Senior Vice
                                                               President and Portfolio Manager of Van Kampen American Capital Asset
                                                               Management, Inc., Van Kampen American Capital Investment Advisory
                                                               Corp. and Van Kampen American Capital Management, Inc.

                                       46

                                                  TERM OF
                                                OFFICE AND
                           POSITION(S)           LENGTH OF
NAME, AGE AND              HELD WITH               TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND                SERVED       DURING PAST 5 YEARS

A. Thomas Smith III (45)   Vice President       Officer        Managing Director and Director of Van Kampen Investments, Director
Harborside                 and Secretary        since 1999     of the Advisers, Van Kampen Advisors Inc., the Distributor, Investor
Financial Center                                               Services and certain other subsidiaries of Van Kampen Investments.
Plaza 2 - 3rd Floor                                            Managing Director and General Counsel-Mutual Funds of Morgan Stanley
Jersey City, NJ 07311                                          Investment Advisors, Inc. Vice President or Principal Legal Officer
                                                               and Secretary of funds in the Fund Complex. Prior to July 2001,
                                                               Managing Director, General Counsel, Secretary and Director of Van
                                                               Kampen Investments, the Advisers, the Distributor, Investor
                                                               Services, and certain other subsidiaries of Van Kampen Investments.
                                                               Prior to December 2000, Executive Vice President, General Counsel,
                                                               Secretary and Director of Van Kampen Investments, the Advisers, Van
                                                               Kampen Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999,
                                                               Vice President and Associate General Counsel to New York Life
                                                               Insurance Company ("New York Life"), and prior to March 1997,
                                                               Associate General Counsel of New York Life. Prior to December 1993,
                                                               Assistant General Counsel of The Dreyfus Corporation. Prior to
                                                               August 1991, Senior Associate, Willkie Farr & Gallagher. Prior to
                                                               January 1989, Staff Attorney at the Securities and Exchange
                                                               Commission, Division of Investment Management, Office of Chief
                                                               Counsel.

John R. Reynoldson (49)    Vice President       Officer        Executive Director of the Advisers and Van Kampen Advisors Inc. Vice
1 Parkview Plaza                                since 2000     President of funds in the Fund Complex. Prior to July 2001,
Oakbrook Terrace,                                              Principal and Co-head of the Fixed Income Department of the
IL 60181                                                       Advisers and Van Kampen Advisors Inc. Prior to December 2000, Senior
                                                               Vice President of the Advisers and Van Kampen Advisors Inc. Prior to
                                                               May 2000, he managed the investment grade taxable group for the
                                                               Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                               Reynoldson has been with Asset Management since April 1987.

                                       47

                                                  TERM OF
                                                OFFICE AND
                           POSITION(S)           LENGTH OF
NAME, AGE AND              HELD WITH               TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER            FUND                SERVED       DURING PAST 5 YEARS

John L. Sullivan (46)      Vice President,      Officer        Executive Director of Van Kampen Investments, the Advisers and Van
1 Parkview Plaza           Chief Financial      since 1989     Kampen Advisors Inc. Vice President, Chief Financial of funds in
Oakbrook Terrace,          Officer and                         Officer the Fund Complex.
IL 60181                   Treasurer

John H. Zimmermann,        Vice President       Officer        Managing Director and Director of Van Kampen Investments, and
III (44)                                        since 2000     Managing Director, President and Director of the Distributor. Vice
Harborside Financial                                           President of funds in the Fund Complex. Prior to December 2000,
Center                                                         President of Van Kampen Insurance Agency of Illinois Inc., and
Plaza 2 - 7th Floor                                            Senior Vice President and Director of Van Kampen Investments. From
Jersey City, NJ 07311                                          November 1992 to December 1997, Mr. Zimmermann was Senior Vice
                                                               President of the Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITION INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 341-2911.

                                      Van Kampen Funds Inc.
                                      1 Parkview Plaza, P.O. Box 5555
                                      Oakbrook Terrace, IL 60181-5555
                                      vankampen.com

                              VAN KAMPEN
                              INVESTMENTS

                     GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     42, 342, 542                              Member NASD/SIPC.
                     HYF ANR 5/02                                5566E02-AP-5/02